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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 10, 2005
              (Date of earliest event reported: November 10, 2005)


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                               MUZAK HOLDINGS LLC
            (Exact Name of Registrants as Specified in their charter)

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            DELAWARE                  333-78571-02               04-3433730
  (State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation or Organization)     File Number)           Identification No.)


                               3318 LAKEMONT BLVD.
                               FORT MILL, SC 29708
          (Address of Principal Executive Offices, including Zip Code)

                                 (803) 396-3000
                     (Telephone Number including Area Code)

                                       N/A
          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02.      Results of Operations and Financial Condition

     On November 10, 2005, Muzak Holdings LLC announced its consolidated financial results for the quarter ended September 30, 2005. A copy of the press release is furnished with this report as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.



Item 9.01.      Financial Statements and Exhibits

Exhibit No.     Description of Exhibit
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99.1            Press Release issued by Muzak Holdings LLC dated November 10,
                2005







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 10, 2005

Muzak Holdings LLC



By:      /S/ Stephen P. Villa
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Name:    Stephen P. Villa
Title:   Chief Financial Officer,
         Chief Operating Officer